UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  March 26, 2008

Aspyra, Inc.

(Exact Name of Registrant as Specified in Its Charter)

California	0-12551	95-3353465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26115-A Mureau Road
Calabasas, CA 91302

(Address of Principal Executive Offices) (Zip Code)

(818) 880-6700

(Registrant’s Telephone Number, Including Area Code)

Copies to:

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, NY 10006

Phone: (212) 930-9700

Fax (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01(a)               Entry into a Material Definitive Agreement.

On March 26, 2008 (the “Closing Date”), Aspyra, Inc. (the “Company”, “we”, or “our”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and among the Company, Jay Weil as collateral agent, and the purchasers named on the signature pages thereto (the “Purchasers”)..

Pursuant to the Purchase Agreement, the Company issued and sold to the Purchasers, all of whom are accredited investors, $2,775,000 in principal amount of secured convertible notes (the “Purchaser Notes”) (including $600,000 in Purchaser Notes that was rolled over from bridge loans), and warrants to purchase 5,045,454 shares of the Company’s common stock (“Purchaser Warrants”). The Purchaser Notes are convertible into shares of the Company’s common stock at a conversion price of $0.55 per share, subject to adjustment in the event of stock splits, stock  dividends, and similar transactions. The Purchaser Notes mature on March 26, 2010 and bear interest at the rate of 8% per annum compounded on each July 15 and January 15.  Each Purchaser received Purchaser Warrants at $0.55 per share equal to the total number of shares of common stock initially issuable upon conversion of the related Purchaser Note, which terminate pm the third anniversary of the warrant issuance.

The Purchasers under the Purchase Agreement included J. Shawn Chalmers, who was issued a Purchaser Note in the amount of $750,000. Mr. Chalmers’s $750,000 Purchaser Note included $300,000 that was rolled over from a bridge loan that closed on March 13, 2008. Mr. Chalmers currently owns 8.31% of our issued and outstanding common stock.

The Purchasers under the Purchase Agreement also included Brad Peters, a former director of the Company, who was issued a Purchaser Note in the amount of $200,000, which was rolled over from a bridge loan that closed January 28, 2008, and C. Ian Sym-Smith, a director of the Company, who was issued a  Purchaser Note in the amount of $100,000 which was rolled over from a bridge loan that closed January 28, 2008.

Pursuant to a security agreement entered into in connection with the Purchase Agreement (the “Security Agreement”), the Purchaser Notes are secured by a security interest in substantially all of the Company’s assets, subordinate only to the security interest held in the Company’s assets by Western Commercial Bank.

We issued the placement agent for the private placement, a note in the amount of $210,000 (the “Broker Note”, and together with the Purchaser Notes, the “Notes”)), and warrants to  purchase 451,193 shares of our common stock (the “Broker Warrants”, and together with the Purchaser Warrants, the “Warrants”). The Broker Notes and Broker Warrants have the same terms as the Purchaser Notes and Purchaser Warrants.

Pursuant to a registration rights agreement entered into in connection with the Purchase Agreement (the “Registration Rights Agreement”), we agreed to use commercially reasonable efforts to file a registration statement registering a portion of the shares of common stock underlying the Notes and the Warrants with the Securities and Exchange Commission (“SEC”) within 60 days from the Closing Date and use commercially reasonable effects to have such registration statement declared effective within 90 days from the date on which we file the registration statement (120 days if the registration statement is reviewed by the SEC).    In the event that the initial registration statement does not include all of the shares of common stock underlying the Notes and  Warrants, the Company will file an additional registration statement registering the allowable balance pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”).

The issuance and sale of the Notes and Warrants was made in reliance upon the exemption provided in Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act. No form of general solicitation or general advertising was conducted in connection with the issuance. Each of the Notes and Warrants contain restrictive legends preventing the sale, transfer or other disposition of such Notes and Warrants, unless registered under the Securities Act, or pursuant to an exemption therefrom.

The foregoing summaries of Purchase Agreement, Security Agreement, Notes, Warrants, and Registration Rights Agreement are qualified by reference to the Purchase Agreement, Security Agreement, form of Note, form of Warrants, and Registration Rights Agreement, copies of which are filed herewith as exhibits.

On March 26, 2008, the Company  executed agreements, copies of which are filed herewith as exhibits, renewing its revolving line of credit in the aggregate amount of $1,300,000 with Western Commercial Bank.  The revolving line of credit is secured by substantially all the Company’s assets, including  accounts receivable and inventory and is subject to certain covenants.  Advances under the revolving line of credit are on a formula based on eligible accounts receivable and inventory balances.

Item 2.02          Results of Operations and Financial Condition.

On March 31, 2008, the Company issued a press release announcing its operating and financial results for the fiscal year ended December 31, 2008.  A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03(a)               Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03(a).

Item 3.02          Unregistered Sales of Equity Securities

The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.         Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated as of March 26, 2008
10.2	Form of Note
10.3	Form of Warrant
10.4	Registration Rights Agreement dated as of March 26, 2008
10.5	Security Agreement dated as of March 26, 2008
10.6	Business Loan Agreement
99.1	Aspyra, Inc. Press Release issued March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 2008	Aspyra, Inc.

/s/ Anahita Villafane
Anahita Villafane
Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement dated as of March 26, 2008
10.2	Form of Note
10.3	Form of Warrant
10.4	Registration Rights Agreement dated as of March 26, 2008
10.5	Security Agreement dated as of March 26, 2008
10.6	Business Loan Agreement
99.1	Aspyra, Inc. Press Release issued March 31, 2008.

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